SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2004

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-10674	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

The registrant issued a press release on January 27, 2004, announcing its results of operations for its fourth quarter and fiscal year ended December 31, 2003. Certain excerpts from the press release, which include information relating to results of operations, are filed herewith as Exhibit 99.1 and are incorporated herein by reference. A copy of the complete press release was furnished by the registrant pursuant to a Current Report on Form 8-K on January 28, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Results of operations for Susquehanna Bancshares, Inc. for the fourth quarter and fiscal year ended December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC. (Registrant)

By:	/s/ Drew K. Hostetter

Drew K. Hostetter Executive Vice President & CFO

Dated: January 30, 2004

Exhibit Index

Exhibit

99.1	Results of operations for Susquehanna Bancshares, Inc. for the fourth quarter and fiscal year ended December 31, 2003.